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                                                                    EXHIBIT 10.5


                                    FORM OF

                                AMENDMENT NO. 4

                  TO AMENDED AND RESTATED CUSTODIAN AGREEMENT



     AMENDMENT made as of the 28th day of April, 1999 to the Amended and Restated custodian Agreement (the "Agreement") dated September 24, 1992, as amended and assigned, by and among NEW ENGLAND ZENITH FUND (the "Fund"), NEW ENGLAND LIFE INSURANCE COMPANY ("NELICO") and STATE STREET BANK AND TRUST COMPANY (the "Custodian").

     WHEREAS, the Fund has established two new series of shares, the MFS Investors Series and MFS Research Managers Series (each a "New Series"), and desires that the Custodian act as custodian and fund accounting agent for the New Series on the same terms and conditions as are set forth in the Agreement with respect to the other series of the Fund;

     WHEREAS, the Custodian is willing to act as custodian and fund accounting agent for the New Series on such terms and conditions;

     WHEREAS, NELICO is willing to undertake the same obligations with respect to the New Series as currently apply under the Agreement with respect to the other series of the Fund;

     NOW THEREFORE, in consideration of the mutual agreements herein contained, the Fund, NELICO and the Custodian hereby agree that, effective as of the date hereof, the term "series" as used in the Agreement shall refer to the Alger Equity Growth Series, Back Bay Advisors Bond Income Series, Back Bay Advisors Managed Series, Back Bay Advisors Money Market Series, Capital Growth Series, Davis Venture Value Series, Goldman Sachs Midcap Value Series, Loomis Sayles Balanced Series, Loomis Sayles Small Cap Series, MFS Investors Series, MFS Research Managers Series, Morgan Stanley International Magnum Equity Series, Salomon Brothers Strategic Bond Opportunities Series, Salomon Brothers U.S. Government Series, Westpeak Growth and Income Series and Westpeak Stock Index Series

     A copy of the Agreement and Declaration of trust establishing New England Zenith Fund is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed with respect to the Fund on behalf of the Fund by officers of the fund as officers and not individually and that the obligations of, or arising out of, this instrument are not binding upon any of the trustees, officers or shareholders individually but binding only upon the assets and property belonging to the
Fund.
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     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands on the date first above written.


     NEW ENGLAND ZENITH FUND

     By:
        -------------------------
         Name:  Thomas M. Lenz
         Title:    Secretary



    NEW ENGLAND LIFE INSURANCE COMPANY

 By:
     -------------------------
     Name: Frederick K. Zimmermann
     Title: Executive Vice President


    STATE STREET BANK AND TRUST COMPANY

 By:
     -------------------------
     Name:
     Title:


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